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                    U. S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934



Date of Report (Date of earliest event reported): January 4, 2001 (October 31,
2000)

                             XETA Technologies, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Oklahoma                       0-16231               73-1130045
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(State or other jurisdiction          (Commission           (IRS Employer
      of Incorporation)               File Number)        Identification No.)


    1814 West Tacoma, Broken Arrow, Oklahoma                          74012
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    (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code: 918-664-8200
                                                   -----------------------------

                                XETA Corporation
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report.)


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Item 9.   Regulation FD Disclosure

The following is the unaudited consolidated statement of operations of the Company for the three months and twelve months ending October 31, 2000. These statements appear in this report without accompanying footnotes and therefore are not in accordance with generally accepted accounting principles. These statements, complete with accompanying footnotes, will be included in the Company's audited financial statements to be filed with the Company's Annual Report on Form 10-K on or before January 29, 2001, and therefore are subject to and should be read in conjunction therewith.


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                             XETA TECHNOLOGIES, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)


                                             For the Three Months           For the Twelve Months
                                              Ending October 31,             Ending October 31,
                                              2000            1999           2000            1999
                                          ------------    ------------   ------------    ------------
Commercial systems sales                  $ 15,588,436    $         --   $ 54,198,673    $         --
Lodging systems sales                        4,299,616       5,838,177     17,000,599      18,496,957
Installation and service revenues            8,927,859       5,348,476     31,219,629      18,766,095
                                          ------------    ------------   ------------    ------------
  Net sales and service revenues            28,815,911      11,186,653    102,418,901      37,263,052
                                          ------------    ------------   ------------    ------------

Cost of commercial systems                  11,014,376              --     38,606,406              --
Cost of lodging systems                      3,092,214       3,585,902     11,171,774      11,066,635
Installation and services costs              6,058,928       3,555,943     21,627,342      12,206,057
                                          ------------    ------------   ------------    ------------
  Total cost of sales and service           20,165,518       7,141,845     71,405,522      23,272,692
                                          ------------    ------------   ------------    ------------

    Gross profit                             8,650,393       4,044,808     31,013,379      13,990,360
                                          ------------    ------------   ------------    ------------

Operating expenses:
  Selling, general and administrative        4,624,088       1,543,768     16,050,364       5,136,228
  Engineering, research and development        289,572         159,460        997,516         550,122
  Amortization                                 271,200         550,507      1,587,230       1,936,057
                                          ------------    ------------   ------------    ------------
      Total operating expenses               5,184,860       2,253,735     18,635,110       7,622,407
                                          ------------    ------------   ------------    ------------

Income from operations                       3,465,533       1,791,073     12,378,269       6,367,953

  Interest expense                            (670,900)             --     (2,354,793)             --
  Interest and other income                    127,124         214,362        594,143         664,903
                                          ------------    ------------   ------------    ------------
      Subtotal                                (543,776)        214,362     (1,760,650)        664,903

Income before provision for income
  taxes                                      2,921,757       2,005,435     10,617,619       7,032,856
Provision for income taxes                   1,142,000         786,000      4,156,000       2,750,000
                                          ------------    ------------   ------------    ------------

Net income                                $  1,779,757    $  1,219,435   $  6,461,619    $  4,282,856
                                          ============    ============   ============    ============


Earnings per share
  Basic                                   $       0.21    $       0.15   $       0.77    $       0.53
                                          ============    ============   ============    ============

  Diluted                                 $       0.18    $       0.13   $       0.66    $       0.46
                                          ============    ============   ============    ============


Weighted average shares outstanding          8,544,763       7,954,616      8,350,299       8,021,248
                                          ============    ============   ============    ============

Weighted average shares equivalents          9,877,639       9,361,732      9,761,703       9,254,442
                                          ============    ============   ============    ============


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         XETA Technologies, Inc.
                                         (Registrant)


Dated:   January 4, 2001                 By:  /s/ Robert B. Wagner
                                            ------------------------------------
                                                 Robert B. Wagner,
                                                 Vice President of Finance and
                                                 Chief Financial Officer



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                                INDEX TO EXHIBITS


       EXHIBIT
       NUMBER     DESCRIPTION
       -------    -----------
         (1)      Underwriting Agreement - None.

         (2) Plan of acquisition, reorganization, arrangement, liquidation or succession - N/A.

         (4) Instruments defining rights of security holders, including indentures - previously filed as Exhibits 3.1, 3.2 and 3.3 to the registrant's Registration Statement on Form S-1,
                  Registration No. 33-7841.

         (16)     Letter on change in certifying accountant - N/A.

         (17)     Letter on director resignation - N/A.

         (20)     Other documents or statements to security holders - None.

         (23)     Consents of experts and counsel - N/A

         (24)     Power of attorney - None.

         (27)     Financial Data Schedule - N/A.

         (99)     Additional exhibits - None.